EXHIBIT 99.1
News Release

National Penn Bancshares, Inc.
Reports Financial Results

Media Contact:	Catharine S. Bower, Corporate Communications
(610) 369-6618 or catharine.bower@nationalpenn.com

Investor Contact:	Michelle H. Debkowski, Investor Relations
(610) 369-6461 or michelle.debkowski@nationalpenn.com

BOYERTOWN, Pa., April 29, 2009 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported first quarter 2009 net income available to common shareholders of $1.75 million, or $0.02 per diluted share, after payment of the U.S. Treasury’s Capital Purchase Program Series B preferred stock dividend. Excluding two non-cash items, an other-than-temporary impairment charge of $0.06 per diluted share and a negative fair value mark of $0.02 per diluted share on NPB Capital Trust II preferred securities, core earnings for first quarter 2009 were $0.10 per diluted share. In comparison, for the first quarter 2008, net income was $21.59 million, or $0.33 per diluted share.

Including the two items briefly noted above, first quarter 2009 results were adversely impacted by three key items (pre-tax):

•	A non-cash other-than-temporary credit-related impairment charge of $7.79 million on collateralized debt obligation (CDO)
(CDO) investments in pooled trust preferred securities.

•	A first quarter 2009 provision for credit losses of $17.53 million.

•	A negative fair value mark of $1.90 million on NPB Capital Trust II preferred securities.

As of March 31, 2009, National Penn’s total assets were $9.63 billion and total deposits were $6.66 billion. The allowance for loan and lease losses as of March 31, 2009 was $86.27 million, which represented 1.36% of total loans and leases outstanding of $6.37 billion. From a regulatory capital standpoint, National Penn, and each of National Penn’s banking subsidiaries, National Penn Bank and Christiana Bank & Trust Company, all continue to be “well capitalized” under all guidelines imposed by financial institution regulators. National Penn’s Tier 1 Risk-Based Capital and Total Risk-Based Capital Ratios are 10.44% and 11.61% respectively, are in excess of well capitalized minimum requirements of 6.00% and 10.00%, respectively.

Net loan growth for first quarter 2009 was $49.18 million. First quarter deposit growth for 2009 was in excess of $270 million, which continues to reflect the confidence clients have in the overall strength of National Penn.

Commenting on first quarter 2009 results, Glenn E. Moyer, National Penn president and chief executive officer, said, “Our financial results continue to be challenged by the unprecedented economic situation at the local, national, and global levels. We currently are anticipating minimal economic recovery in 2009. Despite these strong negative headwinds, National Penn’s core earnings remain sound. While we found it necessary to take further non-cash charges on investment securities and historically elevated charges for credit losses, we believe our overall performance continues to show the financial strength of National Penn. We’re pleased that we’ve been able to grow our loans in this environment at a time when other financial institutions are experiencing a decline in their overall loan portfolios. National Penn has not stopped lending, and will continue to actively lend money to, and gather deposits from, qualified consumers and businesses.”

__________

# # #

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with $9.6 billion in assets, is the fourth largest bank holding company based in Pennsylvania. In addition, wealth assets under administration or management amount to $7.9 billion.

Headquartered in Boyertown, National Penn operates 127 offices. It has 124 community banking offices in Pennsylvania and one office in Maryland through National Penn Bank and its HomeTowne Heritage Bank, KNBT and Nittany Bank divisions. National Penn also has two offices in Delaware through its wholly-owned subsidiary Christiana Bank & Trust Company.

National Penn’s financial services affiliates consist of National Penn Investors Trust Company; National Penn Capital Advisors, Inc.; Vantage Investment Advisors, LLC; Institutional Advisors LLC; National Penn Leasing Company; National Penn Insurance Agency, Inc.; Caruso Benefits Group, Inc.; and Higgins Insurance Associates, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

Statement Regarding Non-GAAP Financial Measures:

This release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. One such measure, annualized return on average tangible equity, excludes the average balance of acquisition-related goodwill and intangibles in determining average tangible shareholders’ equity. Banking and financial institution regulators also exclude goodwill and intangibles from shareholders’ equity when assessing the capital adequacy of a financial institution. The other such measure, core net income (or core earnings), excludes the effects of non-cash, after-tax unrealized gains and losses. Management believes the presentation of these financial measures excluding the impact of the specified items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn. In the case of annualized return on average tangible equity, it provides a method to assess management’s success in utilizing the company’s tangible capital. In the case of core net income (or core earnings), it provides a method to assess earnings performance excluding one-time items. This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” “plan,’’ “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: National Penn’s obligations under the U.S. Treasury’s TARP Capital Purchase Program; ability to obtain new capital and locate growth opportunities; the ineffectiveness of National Penn’s business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; interest rate movements; the performance of National Penn’s investment portfolio; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; disruption from announced transactions, and resulting difficulties in maintaining relationships with customers and employees; and challenges in establishing and maintaining operations in new markets. The foregoing review of important factors should be read in conjunction with the risk factors and other cautionary statements included in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

National Penn Bancshares, Inc.
Exchange Listing Nasdaq "NPBC"

FINANCIAL HIGHLIGHTS	Three Months Ended March 31,
Dollars in thousands, except per share data	2009	2008	% Change
STATEMENTS OF CONDITION
Total assets	$9,633,042	$9,108,114	5.8%
Investment securities	1,914,038	1,941,582	-1.4%
Loans and leases	6,365,052	6,000,252	6.1%
Deposits	6,660,234	6,103,567	9.1%
Short-term borrowings	653,805	678,581	-3.7%
Long-term borrowings	1,060,756	1,161,402	-8.7%
Shareholders' equity	1,176,102	1,046,037	12.4%
Book value per share	14.17	14.20	-0.2%
Common Book value per share	12.43	13.17	-5.6%

EARNINGS
Total interest income	$105,951	$110,403	-4.0%
Total interest expense	47,321	53,989	-12.4%
Net interest income	58,630	56,414	3.9%
Provision for loan and lease losses	17,525	3,410	413.9%
Net interest income after provision for loan and lease losses	41,105	53,004	-22.4%
Other income	15,214	24,211	-37.9%
Other expenses	56,693	48,914	15.6%
Income before income taxes	(374)	28,301	-101.3%
Income taxes	(4,173)	6,708	-162.2%
Net income	$3,799	$21,593	-82.4%
Preferred dividends/accretion of preferred discount	(2,054)	-	-
Net Income Available to Common Shareholders	1,745	21,593	-91.9%

PERFORMANCE RATIOS
Net yield on earning assets	3.13%	3.44%	-9.0%
Return on average assets	0.16%	1.10%	-85.5%
Return on average shareholders' equity	1.31%	10.54%	-87.6%
Return on average tangible equity (1)	2.64%	21.84%	-87.9%

PER SHARE
Basic earnings available to common shareholders	$0.02	$0.33	-93.9%

Diluted earnings available to common shareholders	$0.02	$0.33	-93.9%

Dividends paid in cash	$0.1700	$0.1700	0.0%
Average shares - basic	81,497,806	65,190,940	25.0%
Average shares - diluted	81,891,272	65,899,893	24.3%

(1) Reconciliation Tables for Non-GAAP Financial Measures

Return on average shareholders' equity	1.31%	10.54%
Effect of goodwill and intangibles	1.33%	11.30%
Return on average tangible equity	2.64%	21.84%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity	$1,176,494	$823,757
Average goodwill and intangibles	(592,816)	(426,039)
Average total tangible equity	$583,678	$397,718

Net Income available to common shareholders	$1,745	$21,593
After tax unrealized fair market value loss on
NPB Capital Trust II Preferred Securities	1,234	658
After tax other than temporary impairment charge on CDO investment	5,060	-

Core net income	$8,039	$22,251

Diluted earnings per share	$0.02	$0.33
After tax unrealized fair market value loss on
NPB Capital Trust II Preferred Securities	0.02	0.01
After tax other than temporary impairment charge on CDO investment	0.06	-

Core diluted earnings per share	$0.10	$0.34

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/09

PAGE: 1 OF 5	AS OF	AS OF	AS OF	AS OF	AS OF
BALANCE SHEET - ASSETS ($000s)	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Cash & Cash Equivalents	$389,024	$195,830	$152,909	$205,457	$201,655
Held to Maturity Securities	299,645	326,090	391,725	406,653	271,381
Securities Available for Sale	1,614,393	1,593,799	1,587,852	1,536,785	1,669,200
Total Securities	1,914,038	1,919,889	1,979,577	1,943,438	1,941,582
Total Cash and Securities	2,303,062	2,115,719	2,132,486	2,148,895	2,142,236
Loans & Leases Held for Sale	17,806	3,605	5,317	5,269	5,711
Loans & Leases Held for Investment	6,347,246	6,312,269	6,189,567	6,114,733	5,994,541
Total Loans and Leases	6,365,052	6,315,874	6,194,884	6,120,002	6,000,252
Loan Loss Reserve	(86,273)	(84,006)	(83,696)	(81,642)	(81,631)
Premises and Equipment, net	116,885	119,924	119,705	122,901	123,050
Premises held for sale	812	3,768	3,890	4,188	3,894
Bank Owned Life Insurance	194,883	193,811	192,594	190,892	189,050
Goodwill	556,031	558,252	546,270	545,460	545,484
Other Intangibles	35,557	37,496	38,768	40,173	42,139
Total Intangible Assets	591,588	595,748	585,038	585,633	587,623
Unconsolidated Investments Under the Equity Method	12,966	11,874	11,470	10,985	12,609
Other Real Estate Owned	1,862	783	1,129	842	326
Other Assets	132,205	129,936	159,295	138,659	130,705
Total Assets	$9,633,042	$9,403,431	$9,316,795	$9,241,355	$9,108,114

BALANCE SHEET - LIABILITIES ($000s)
Interest-bearing Deposits	$5,929,420	$5,596,617	$5,437,824	$5,285,629	$5,335,413
Noninterest-bearing Deposits	$730,814	$793,269	$782,819	$798,088	$768,154
Borrowings	1,584,684	1,607,290	1,838,928	1,854,775	1,698,974
Subordinated Debt (Trust Preferred Securities)	129,877	127,980	134,507	142,148	141,009
Other Liabilities	82,145	98,280	76,704	114,320	118,527
Total Liabilities	$8,456,940	$8,223,436	$8,270,782	$8,194,960	$8,062,077

BALANCE SHEET - EQUITY ($000s)
Preferred Stock	$144,297	$144,076	$-	$-	$-
Common Stock	1,019,548	1,003,110	980,894	978,546	975,744
Retained Earnings	65,765	65,194	115,291	109,602	95,859
Accumulated Other Comprehensive Income	$(53,508)	$(32,385)	$(50,172)	$(41,753)	$(25,485)
Treasury Stock	-	-	-	-	(81)
Total Shareholders Equity	$1,176,102	$1,179,995	$1,046,013	$1,046,395	$1,046,037

MEMO ITEMS
Held to Maturity Securities (Fair Value)	$271,423	$284,608	$305,164	$371,788	$269,382
Common Book Value Per Share	$12.43	$12.83	$13.09	$13.15	$13.17
Total Book Value Per Share	$14.17	$14.62	$-	$-	$-
Tangible Common Book Value Per Share	$5.30	$5.45	$5.77	$5.78	$5.77
Tangible Total Book Value Per Share	$7.04	$7.24	$-	$-	$-
EOP Common Shares Outstanding (excluding Treasury shares)	83,005,701	80,731,751	79,886,282	79,603,356	79,410,734
Treasury Shares Held By Company	-	-	-	-	5,064
Common Stock Dividends (total $ in period)	$13,800	$13,805	$13,541	$13,509	$8,825
Dividends per Common Share	$0.1700	$0.1725	$0.1700	$0.1700	$0.1700
Number of Shares to be Repurchased in Plans	3,779,456	3,779,456	3,779,456	3,779,456	3,779,456
Number of Shares Repurchased During Period	-	-	-	-	33,587
Average Price of Repurchased Shares	$-	$-	$-	$-	$16.38

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/09
PAGE: 2 OF 5
	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER
	ENDED	ENDED	ENDED	ENDED	ENDED
INCOME STATEMENT ($000s)	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Interest Income	$105,951	$115,613	$120,717	$119,503	$110,403
Interest Expense	47,321	52,515	53,769	53,225	53,989
Net Interest Income	58,630	63,098	66,948	66,278	56,414
Loan and Lease Loss Provision	17,525	18,500	6,876	3,711	3,410
Net Interest Income after Provision for Loan and Lease Losses	41,105	44,598	60,072	62,567	53,004
Wealth Management Income	6,615	7,543	8,239	8,515	7,608
Service Charges on Deposits	5,800	6,685	6,880	6,324	5,261
Cash Management and Electronic Banking Fees	3,648	3,826	3,917	3,715	2,928
Mortgage Banking Income	2,420	856	882	978	591
Insurance Commissions and Fees	3,957	3,691	3,913	3,968	3,806
Bank Owned Life Insurance Income	1,072	1,217	1,702	1,842	1,580
Equity in Unconsolidated Investments	1,091	1,550	1,574	810	612
Net gains (losses) from fair value changes	(1,898)	6,527	7,641	(1,139)	(1,012)
Net gains (losses) on Investment Securities	(2,284)	12	276	384	-
Other Non-Interest Income	2,578	1,385	1,826	2,504	2,837
Other than temporary impairment on investments	(7,785)	(79,496)	(20,000)	-	-
Total Non-Interest Income	15,214	(46,204)	16,850	27,901	24,211
Salaries, Wages and Employee Benefits	32,017	30,807	31,998	31,300	29,227
Net Premises and Equipment Expense	8,598	7,108	8,416	9,019	8,007
Amortization of Intangibles	1,940	1,996	1,981	1,964	1,582
Other Non-Interest Expense	14,138	15,293	11,692	11,543	10,098
Fraud Expense	-	4,500	-	-	-
Total Non-Interest Expense	56,693	59,704	54,087	53,826	48,914
Net Income Before Taxes	(374)	(61,310)	22,835	36,642	28,301
Income Tax Expense	(4,173)	(25,546)	3,607	9,428	6,708
Net Income	3,799	(35,764)	19,228	27,214	21,593
Preferred dividends/accretion of preferred discount	(2,054)	(417)	-	-	-
Net Income available to Common Shareholders	$1,745	$(36,181)	$19,228	$27,214	$21,593

Net Interest Income (FTE)	$64,426	$68,952	$72,532	$71,176	$60,999

EARNINGS PER SHARE:

Basic
Net income	$0.02	$(0.45)	$0.24	$0.34	$0.33
Diluted
Net income	$0.02	$(0.45)	$0.23	$0.34	$0.33
Average Shares Basic	81,497,806	79,341,618	79,741,702	79,514,136	65,190,940
Average Shares Diluted	81,891,272	79,341,618	80,495,907	80,626,387	65,899,893

SUPPLEMENTAL DATA ($000s)
Return on Avg. Assets (annualized)	0.16%	-1.53%	0.83%	1.20%	1.10%
Return on Avg.Total Equity (annualized)	1.31%	-13.20%	7.29%	10.42%	10.54%
Return on Avg. Common Equity (annualized)	1.49%	-13.61%	7.29%	10.42%	10.54%
Return on Avg. Total Tangible Equity (annualized)	2.64%	-28.83%	16.50%	23.69%	21.84%
Return on Avg. Common Tangible Equity (annualized)	3.51%	-30.86%	16.50%	23.69%	21.84%

Reconciliation Table for Non-GAAP Financial Measures
Return on average total shareholders' equity	1.31%	-13.20%	7.29%	10.42%	10.54%
Effect of goodwill and intangibles	1.33%	-15.62%	9.21%	13.27%	11.30%
Return on average total tangible equity	2.64%	-28.83%	16.50%	23.69%	21.84%
Average total tangible equity excludes acquisition related average goodwill and intangibles:
Average total shareholders' equity	$1,176,494	$1,077,773	$1,049,144	$1,047,583	$823,757
Average goodwill and intangibles	(592,816)	(584,221)	(585,544)	(586,729)	(426,039)
Average total tangible equity	583,678	493,552	463,600	460,854	397,718

Return on average common shareholders' equity	1.49%	-13.61%
Effect of goodwill and intangibles	2.02%	-17.25%
Return on average common tangible equity	3.51%	-30.86%
Average common tangible equity excludes acquisition related average goodwill and intangibles:
Average common shareholders' equity	$1,031,883	$1,045,212	-	-	-
Average goodwill and intangibles	(592,816)	(584,221)	-	-	-
Average common tangible equity	439,067	460,991

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/09

PAGE: 3 of 5
	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER
	ENDED	ENDED	ENDED	ENDED	ENDED
CHARGEOFFS ($000s)	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Loan Chargeoffs	$16,044	$18,946	$7,097	$4,508	$3,001
Recoveries on Loans	(786)	(756)	(2,276)	(808)	(440)
Net Loan Chargeoffs	$15,258	$18,190	$4,821	$3,700	$2,561
Net Loan Chargeoffs to Average Loans (non-annualized)	0.24%	0.29%	0.08%	0.06%	0.05%

NET CHARGE OFF ASSETS-DETAIL
Commercial, Financial and Agricultural	$(6,597)	$(10,901)
Real Estate-Permanent	6	(378)
Real Estate-Construction	(1,234)	(4,103)
Leases	(88)	-
Residential Mortgages	(565)	(1,534)
Consumer	(6,633)	(1,048)
Overdraft	(147)	(226)
Net Loans Carged-off	$(15,258)	$(18,190)

	AS OF	AS OF	AS OF	AS OF	AS OF
ASSET QUALITY AND OTHER DATA ($000s)	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Nonaccrual Loans	$59,871	$31,972	$25,562	$18,566	$22,679
Renegotiated Loans	614	623	628	631	-
Other Real Estate Owned & Repossessed Assets	1,862	1,552	1,623	842	326
Total Non-performing Assets	$62,347	$34,147	$27,813	$20,039	$23,005
Loans 90+ Days Past Due & Still Accruing	2,659	2,991	2,551	2,586	1,140
Non-performing + Loans 90 Days Past Due	$65,006	$37,138	$30,364	$22,625	$24,145
Allowance for Loan and Lease Losses	$86,273	$84,006	$83,696	$81,642	$81,631
Coverage Ratio	132.7%	226.2%	275.6%	360.8%	338.1%

NON PERFORMING ASSETS-DETAIL
Commercial, Financial and Agricultural	$26,479	$11,657
Real Estate-Permanent	2,327	1,730
Real Estate-Construction	18,357	10,884
Leases	789	600
Residential Mortgages	6,155	3,950
Consumer	7,402	4,557
Loans Past Due 90+Days	2,659	2,991
Total Other Repossessed Assets	838	769
Total Non-performing Assets + Loans 90 Days Past Due	$65,006	$37,138

	AS OF	AS OF	AS OF	AS OF	AS OF
REGULATORY CAPITAL DATA ($000s)	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Tier 1 Capital	$764,426	$741,622	$644,185	$642,223	$622,391
Tier 1 Ratio (%)	10.44%	10.65%	9.34%	9.39%	9.11%
Total Capital (Tier 1 + Tier 2)	$854,019	$825,628	$728,068	$723,865	$704,087
Total Capital Ratio (%)	11.61%	11.85%	10.56%	10.59%	10.31%
Total Risk-Adjusted Assets	$7,324,455	$6,965,197	$6,897,519	$6,837,963	$6,829,295
Tier 1 Leverage Ratio	8.62%	8.50%	7.43%	7.60%	8.50%
Tangible Common Equity to Tangible Assets	4.87%	5.00%	5.28%	5.32%	5.38%
Tangible Equity to Tangible Assets Ratio	6.46%	6.84%	5.28%	5.32%	5.38%

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/09

PAGE: 4 of 5	AS OF	AS OF	AS OF	AS OF	AS OF
PERIOD END BALANCES:	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Earning Assets / Liabilities
Loan Breakdown: (Regulatory)
Commercial/Industrial	$1,182,486	$1,180,181	$1,136,007	$1,117,794	$1,085,825
Commercial Real Estate	1,840,278	1,808,017	1,718,769	1,735,011	1,609,201
Residential Mortgage (including multi-family)	1,515,548	1,526,276	1,530,419	1,525,791	1,594,672
Real Estate Construction and Land Development	617,853	588,458	582,370	549,346	537,310
Home Equity (revolving and 2nd lien)	800,304	791,975	782,061	765,108	762,717
Consumer (Loans to Individuals)	235,228	228,438	229,309	221,772	224,594
Other Loans	173,355	192,529	215,949	205,180	185,933
Total Loans (net of unearned)	6,365,052	6,315,874	6,194,884	6,120,002	6,000,252
Investment Securities	1,914,039	1,919,889	1,991,304	1,943,438	1,941,582
Other Earning Assets	39,622	38,946	63,117	30,686	33,520
Total Earning Assets (net of loan loss reserve)	$8,232,440	$8,190,703	$8,165,609	$8,012,484	$7,893,723

Deposit Breakdown:
Savings	$382,705	$362,709	$370,396	$392,669	$377,416
NOW Accounts	967,221	1,010,532	899,281	863,879	932,132
Money Market Accounts	1,719,492	1,591,131	1,640,901	1,716,021	1,679,063
CDs $100m or less	1,730,061	1,760,030	1,673,683	1,539,392	1,722,316
CDs greater than $100m	1,129,941	872,216	853,560	773,669	624,488
Total Int. Bearing Deposits	5,929,420	5,596,618	5,437,821	5,285,630	5,335,415
Short-Term Borrowings	653,805	651,307	859,415	823,245	678,581
Long-Term Debt	1,060,666	1,083,963	1,114,020	1,173,678	1,161,403
Total Int. Bearing Liabilities	$7,643,891	$7,331,888	$7,411,256	$7,282,553	$7,175,399

Loan Breakdown: (Internal)
Commercial Real Estate
Non Owner Occupied
- Permanent	$782,840	$770,663	$707,272	$734,907	$716,827
- Construction / Development	494,224	453,462	439,877	414,983	412,422
Owner Occupied
- Permanent	582,611	553,720	548,948	572,659	557,279
- Construction / Development	46,036	40,952	42,188	35,200	37,804
Commercial & Industrial
Business Purpose, Real Estate secured	1,151,668	1,145,264	1,299,758	1,234,793	1,142,600
Business Purpose, not secured by Real Estate	1,292,103	1,319,571	1,136,007	1,117,794	1,085,825
Residential Mortgage (personal purpose)
Perm	1,023,444	1,037,953	1,043,557	1,035,874	1,023,358
Construction	17,583	19,073	17,600	20,667	46,285
Retail
Home Equity Loans	543,999	583,693	600,210	608,077	642,154
Home Equity Lines of Credit	239,794	212,468	177,514	162,599	149,406
Other	190,750	179,055	181,953	182,449	186,292
Total Loans	$6,365,052	$6,315,874	$6,194,884	$6,120,002	$6,000,252

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/09

BALANCE AND YIELD/COST ANALYSIS:	AS OF		AS OF		AS OF		AS OF		AS OF
	3/31/2009		12/31/2008		9/30/2008		6/30/2008		3/31/2008
	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield

Total Loans (net of unearned)	$6,366,859	5.47%	$6,267,958	6.10%	$6,159,589	6.33%	$6,027,845	6.45%	$5,296,371	6.80%
Investment Securities (incl. trading assets)	1,946,768	5.39%	1,953,569	5.16%	2,000,340	5.61%	1,920,200	5.46%	1,802,951	5.63%
Other Earning Assets	36,666	0.24%	26,811	0.83%	26,058	1.04%	26,752	5.58%	24,148	2.22%

Total Earning Assets	8,350,293	5.43%	8,248,338	5.86%	8,185,987	6.14%	7,974,797	6.21%	7,123,470	6.49%
Total Earning Assets (net of loan loss reserve)	8,261,145	5.49%	8,163,407	5.92%	8,102,336	6.20%	7,892,174	6.27%	7,051,565	6.56%
Total Assets	9,461,229	4.79%	9,312,607	5.19%	9,258,341	5.43%	9,037,448	5.48%	7,886,342	5.86%

Savings	370,302	0.35%	365,925	0.47%	385,964	0.53%	379,866	0.53%	316,680	0.71%
NOW Accounts	973,386	0.83%	973,959	1.18%	883,993	1.09%	898,257	1.19%	843,526	1.79%
Money Market Accounts	1,672,706	1.63%	1,592,120	2.14%	1,688,004	2.29%	1,649,955	2.27%	1,416,426	2.78%
Certificates	2,722,419	3.37%	2,594,983	3.50%	2,449,391	3.75%	2,324,339	3.95%	2,097,691	4.32%

Total Int. Bearing Deposits	5,738,813	2.24%	5,526,987	2.50%	5,407,352	2.63%	5,252,417	2.70%	4,674,323	3.16%

Non-Interest Bearing Deposits	709,490		762,598		758,990		753,052		649,278
Total Deposits	6,448,303	1.99%	6,289,585	2.20%	6,166,342	2.31%	6,005,469	2.36%	5,323,601	2.77%

Short-Term Borrowings Other Real Estate Owned & Repossessed Assets	670,436	2.19%	766,184	2.68%	774,760	2.67%	720,965	2.94%	643,958	3.29%
Long-Term Borrowings	1,072,044	4.56%	1,105,217	4.53%	1,165,047	4.37%	1,149,476	4.22%	1,049,870	4.61%
Total Int. Bearing Liabilities (incl. non-int bearing deposits)	8,190,783	2.34%	8,160,986	2.56%	8,106,149	2.64%	7,875,910	2.69%	7,017,429	3.09%
Total Int. Bearing Liabilities	7,481,293	2.57%	7,398,388	2.82%	7,347,159	2.91%	7,122,858	2.97%	6,368,151	3.41%

Net Yield on Earning Assets (net of loan loss reserve): (Margin)		3.16%		3.36%		3.56%		3.59%		3.48%
Net Yield on Earning Assets: (Margin)		3.13%		3.33%		3.52%		3.55%		3.44%

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

State	Number of Full Service Banking Offices (Domestic and in the U.S. Territories)
PA
Total Number of Banking Offices	124	124	124	124	132
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1	1	1	1	1
Total Number of ATMs	138	138	142	145	152

MD
Total Number of Banking Offices	1	1	1	1	1
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	0	0	0	0	0
Total Number of ATMs	1	1	1	1	1

DE
Total Number of Banking Offices	2	2	2	2	2
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1	1	1	1	1
Total Number of ATMs	2	2	2	1	1

TOTAL
Total Number of Banking Offices	127	127	127	127	135
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	2	2	2	2	2
Total Number of ATMs	141	141	145	147	154

EOP Employees (Full Time Equivalent)	1,785	1,780	1,768	1,816	1,906

Wealth Assets:
Assets under administration	7,851,843	7,912,771	8,315,474	8,521,540	8,150,443
Assets under management (included above)	2,280,512	2,414,271	2,663,259	2,815,813	2,931,374